MENTOR INSTITUTIONAL TRUST
MESSAGE FROM THE CHAIRMAN AND PRESIDENT
--------------------------------------------------------------------------------

It is our privilege to send you the Mentor Institutional Trust Annual Report for the year ended October 31, 1996.

Mentor Institutional Trust is part of Mentor Investment Group, a firm that provides diversified investment services to a broad range of investors including corporations, foundations, endowments, municipalities, public funds, and individual investors. Seven different investment styles are available to investors through Mentor, in both mutual funds and separately-invested portfolios. The Annual Report that follows represents the four Portfolios of the Trust. Since our most recent report to you (for the six-month period ended April 30, 1996), the Mentor Perpetual International Portfolio, an equity fund of foreign (non-domestic) securities, has been added to the Trust.

                            Seven Investment Styles

                                  [Graph here]

    Reward
Lower to Higher

                  Cash Management
                  Active Fixed Income
                  Balanced Management
                  Tactical Asset Allocation
                  Large-Capitalization Quality Growth
                  Global/International Equity Growth
                  Small/Mid-Capitalization Growth

    Risk
Lower to Higher

MENTOR INSTITUTIONAL TRUST
MESSAGE FROM THE CHAIRMAN AND PRESIDENT (CONTINUED)
--------------------------------------------------------------------------------

The Trust is designed to give you flexibility in seeking to fulfill three different fixed-income objectives, as well as to provide an alternative for diversifying your equity assets abroad.

In the commentaries that follow, the management teams of the Mentor Portfolios present their perspectives on the markets and their strategies for investing your assets. Complete performance information for each Portfolio, relative to the appropriate index, is also included in the reports.

Please review the information carefully. Should you have questions, please call your Financial Consultant, or call us directly, (800) 382-0016. We welcome your communications.

On behalf of all of us at Mentor Investment Group, we thank you for your investment in Mentor Institutional Trust.

Sincerely,

/s/ Daniel J. Ludeman                         /s/ Paul F. Costello
---------------------                         --------------------
Daniel J. Ludeman                             Paul F. Costello
Chairman and CEO                              President

                                 [Mentor Logo]


                               THE MENTOR MISSION

Our mission is to provide professional investment management services through a firm that is second to none in the quality of its investment process, the skill and training of its professionals, and the commitment, shared by all its associates, to deliver the highest level of service and ethical behavior to clients.

FOR MORE INFORMATION AND A PROSPECTUS FOR MENTOR FUNDS AND MENTOR INSTITUTIONAL TRUST, PLEASE CALL US, (800)382-0016, OR CONTACT YOUR FINANCIAL CONSULTANT. THE PROSPECTUSES CONTAIN COMPLETE INFORMATION REGARDING FEES, SALES CHARGES, AND EXPENSES. PLEASE READ THEM CAREFULLY BEFORE INVESTING OR SENDING MONEY.

MANAGERS' COMMENTARY
MENTOR INSTITUTIONAL TRUST
CASH MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------

Mentor Institutional Trust Cash Management Portfolio has completed its second year of operation, and rarely has there been a period of more challenging market conditions. Over the past 12 months alone we have felt the effects of such things as severe winter weather, a partial government shutdown, a presidential election, and contradictory economic indicators.

MARKET CONDITIONS

With economic trends slowing, interest rates were headed down as we entered the fiscal year. Following a reduction in July, 1995, the Federal Reserve again lowered rates in December and January, reaching a level of 5.25%. No sooner had this been done than economic indicators reversed themselves and began to flash stronger growth. Throughout the spring and early summer, it was anticipated that the Federal Reserve would reverse policy and raise rates some time in the near future.

Despite expectations, there were no further Federal Reserve interventions in the short-term markets after January, but those markets nevertheless continued to exhibit a high degree of volatility as participants continued to speculate on the future course of Fed policy. Fueling this speculation were economic statistics which vacillated between those that seemed to indicate strength, to those that signaled pending weakness. On balance, however, the overall trend has been one of sluggish growth.

Under such conditions, there is little reason for the Fed to make any change, and this was the decision at the September meeting. Encouraged that we might not see any Fed change the remainder of the year, the markets rallied and we finished the Portfolio's fiscal year on a strong note.

STAYING THE COURSE

Such quick short-term swings in the market present an exceptional challenge to the skills of portfolio managers, especially in the areas of market timing and selectivity. Throughout the year, the Cash Management Portfolio's conservative investment policies enabled it to provide satisfactory current income

MANAGERS' COMMENTARY
MENTOR INSTITUTIONAL TRUST
CASH MANAGEMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

while maintaining Mentor's high quality standards and meeting all client liquidity needs. Our philosophy is that the Portfolio's primary purpose is to assure safety of principal and to provide funds when needed. Accordingly, our primary emphasis will always be on safety and liquidity.*

                                           -- the Mentor Cash Management Team

* While the portfolio managers will endeavor to manage the Portfolio in accordance with a proprietary cash investment process, there are no guarantees that they will be successful. Past performance does not guarantee future comparable results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. There are no assurances that shares of the Portfolio will maintain a stable net asset value of $1.00.

MANAGERS' COMMENTARY
MENTOR INSTITUTIONAL TRUST
INTERMEDIATE DURATION AND FIXED-INCOME PORTFOLIOS
--------------------------------------------------------------------------------

MARKET CONDITIONS

The 12-month period ended October 31, 1996 saw a significant shift in the shape of the yield curve, with rates under two-years down, and rates at two-years and above higher. Three-month yields were down 0.35%, 30-year rates were up 0.31%. Two and 10-year treasuries closed the period at 5.73% and 6.34%, up 0.12% and 0.32% respectively from the beginning of the period.

This steepening of the yield curve reflects several factors. First, early in the period, the Federal Reserve chose to lower the short-term federal funds rate (the rate member banks charge each other for overnight loans) twice by 0.25%. This monetary easing coupled with other factors created the environment for accelerating economic growth for most of the period. Fourth quarter 1995 GDP (gross domestic product) growth of 0.3% was followed by first quarter 1996 growth of 2.0%, accelerating to 4.7% in the second quarter, then returning to 2.0% for the third quarter 1996, based upon preliminary estimates. The economic momentum of the first two quarters of 1996 caused many market participants to have increasing concerns that an overheating economy would rekindle inflation. This scenario could force the Fed to reverse course and raise rates despite continued modest increases in historical inflation measures.

Changing perceptions regarding the strength of the economy caused 1996 to be a period of high interest-rate volatility. The most closely-watched economic statistic has been the monthly non-farm payroll report. During the first half of the year, this key indicator of underlying economic strength surprised the market on several occasions by its growth, causing immediate market corrections of as much as 0.25%. That volatility and uncertainty notwithstanding, the Federal Reserve has chosen to leave the fed funds rate unchanged since January, defying the predictions of both those calling for a tightening and loosening of monetary policy.

PERFORMANCE

For the 12-month period ended October 31, the Mentor Intermediate Duration Portfolio returned 5.90%, 0.08% above its Lehman Brothers Intermediate Government/Corporate Bond Index* benchmark. The Mentor Fixed-Income Portfolio returned 4.87% for the 12 months ending October 31, 0.52% below the return of its Lehman Brothers

MANAGERS' COMMENTARY
MENTOR INSTITUTIONAL TRUST
INTERMEDIATE DURATION AND FIXED-INCOME PORTFOLIOS (CONTINUED)
--------------------------------------------------------------------------------

Government/Corporate Bond Index* benchmark.

Performance during the past 12 months was strengthened by a strong showing in the corporate bond sector. However, the benefits of this participation were offset by our duration extension this spring, following an initial market correction. That decision hurt our relative performance as the market declined as a result of continued concerns about the potential inflationary impact of the strong economy.

MARKET OUTLOOK

The fixed-income markets have displayed high levels of volatility during the course of the last 12 months, particularly as strong economic statistics have raised concerns of Federal Reserve tightening. Early indications are that third-quarter growth saw a significant deceleration from second-quarter levels. To date, the Fed has chosen not to raise rates, but factors such as the continued strength of the equity markets and high levels of consumer confidence and debt have caused concerns that speculative excesses, coupled with economic growth and tight labor markets, make an eventual credit tightening unavoidable.

We continue to remain optimistic regarding the long-term prospects for fixed-income markets, assuming that efforts at continued deficit reduction and government downsizing remain on track. We anticipate continuing in a market-neutral position relative to our benchmarks until more compelling fundamental factors convince us that a duration change is warranted.

                                     -- the Mentor Intermediate Duration and
                                                Fixed-Income Management Team

* The Lehman Brothers Intermediate Government/Corporate Bond Index and the Lehman Borthers Government/Corporate Bond Index are commonly used to compare performance of fixed-income portfolios. They include treasuries, agencies, and publicly-issued, fixed-rate, non-convertible, investment-grade, dollar-denominated debt. Because shares of the Portfolios of the Trust can only be purchased in individually-managed accounts, the performance return information does not reflect the investment advisory fees charged at each account level.

  While the portfolio managers will endeavor to manage the Portfolios in accordance with a proprietary fixed-income investment process, there is no guarantee that they will be successful. Past performance does not guaratee future comparable results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures represent change in investment value after reinvesting all dividends.

MENTOR INSTITUTIONAL TRUST
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISONS

                          MENTOR INTERMEDIATE DURATION
                                   PORTFOLIO


                                  [Graph here]


               Mentor Intermediate        Lehman Brothers Intermediate
               Duration Portfolio         Gov't Corporate Bond Index

12/94+             $  9,990                    $  9,987
01/95                10,158                      10,147
02/95                10,368                      10,340
03/95                10,427                      10,401
04/95                10,556                      10,523
05/95                10,875                      10,858
06/95                10,948                      10,940
07/95                10,949                      10,915
08/95                11,049                      11,023
09/95                11,128                      11,111
10/95                11,252                      11,238
11/95                11,399                      11,385
12/95                11,519                      11,518
01/96                11,618                      11,617
02/96                11,482                      11,491
03/96                11,423                      11,420
04/96                11,383                      11,357
05/96                11,374                      11,348
06/96                11,495                      11,467
07/96                11,529                      11,504
08/96                11,539                      11,550
09/96                11,699                      11,700
10/96                11,906                      11,901


                     Average Annual Returns as of 10/31/96
                        1-Year         Since Inception+
                           5.90%                9.76%


                              MENTOR FIXED-INCOME
                                   PORTFOLIO

                                  [Graph here]


               Mentor Fixed Income        Lehman Brothers Gov't
               Portfolio                  Corporate Bond Index

12/94++            $ 10,003                    $ 10,048
01/95                10,196                      10,241
02/95                10,421                      10,478
03/95                10,511                      10,549
04/95                10,625                      10,695
05/95                11,092                      11,143
06/95                11,215                      11,232
07/95                11,131                      11,189
08/95                11,290                      11,332
09/95                11,407                      11,447
10/95                11,593                      11,616
11/95                11,785                      11,807
12/95                11,974                      11,981
01/96                12,046                      12,055
02/96                11,802                      11,800
03/96                11,676                      11,701
04/96                11,575                      11,620
05/96                11,539                      11,600
06/96                11,688                      11,756
07/96                11,716                      11,783
08/96                11,688                      11,754
09/96                11,885                      11,964
10/96                12,158                      12,242

                     Average Annual Returns as of 10/31/96
                         1-Year       Since Inception++
                            4.87%             10.81%

The graphs compare the investment performance of each Portfolio, from inception, to an appropriate broad-based securities index. Each graph reflects the performance of a $10,000 investment from the date of inception through October 31, 1996. Returns do not reflect taxes payable on distributions.

In comparing the performance of a Portfolio to an index, please recognize that market indexes do not take into account brokerage commissions that would be incurred if the individual securities of the index were purchased. They also do not include taxes payable on dividends and interest payments, or operating expenses necessary to maintain a portfolio investing in the index.

The performance data quoted in this report are historical and do not predict future investment results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance is cited as of October 31, 1996, and includes changes in share price and reinvestment of dividends and capital gains. Because shares of the Portfolios of the Trust can only be purchased in individually-managed accounts, the performance return information does not reflect the investment advisory fees charged at each account level.

+ Reflects operations of Mentor Intermediate Duration Portfolio from the date of initial public investment on 12/19/94 through 10/31/96.

++ Reflects operations of Mentor Fixed-Income Portfolio from the date of initial public investment on 12/6/94 through 10/31/96.

MANAGERS' COMMENTARY
MENTOR INSTITUTIONAL TRUST
MENTOR PERPETUAL INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

REVIEW OF THE MARKETS

International markets were mixed over the five months subsequent to the Fund's launch in May, 1996, with most major markets failing to keep pace with the S&P Composite's rise of 5.4%. The Mentor Perpetual International Portfolio's return of -3.04% was below that of the MSCI Europe, Australia, and Far East (EAFE) Index,* which returned -0.47%.

Among international markets performance varied dramatically with the UK doing the best, 11.28%, and Japan by far the worst, -11.67%. Europe excluding the UK returned a respectable 4.07% and the emerging markets were a bit disappointing, with Asia excluding Japan 1.53% and Latin America 1.89%

EUROPE

After achieving good rises in the opening months of 1996, European markets saw some profit-taking in the summer months. However, market performance picked up strongly in the fall. Germany was one of the best performers, with the MSCI Germany Index rising by 9.8% in dollar terms, closely followed by France, where the MSCI Index rose 9.1%. Sentiment toward German stocks benefited from growing signs that the economy was moving out of recession. The Bundesbanke, taking notice of the poor economic conditions within other European Union countries committed to European Monetary Union, moved to bring interest rates down. The outlook for corporate profits in these economies remained gloomy, as moves to satisfy the Maastricht Treaty conditions for monetary union forced a tightening in fiscal policies. Despite that, monetary policy remained loose, bond markets were buoyant, and stock markets reacted positively to these conditions.

In the UK, which remains an outsider to the proposed single currency, the MSCI UK Index rose by 11.28% in dollar terms. The economy was the strongest in Europe, and corporate profit growth was satisfactory. A slight tightening of monetary policy as represented by a 0.25% rise in base rates helped boost the pound against both the dollar and Continental currencies, as did the rise in the price of

MANAGERS' COMMENTARY
MENTOR INSTITUTIONAL TRUST
MENTOR PERPETUAL INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

oil since Britain remains a net oil exporter.

JAPAN

Japan was weak with both stock prices and the currency losing ground. During the six-month period ended October 31, the MSCI Japan Index fell by 11.67% in dollar terms. Signs that the recovery in the economy and corporate profits were already flagging discouraged investors, and even a move in bond yields to record low levels could not prevent stock prices falling. A general election in October left Japan with a minority government without the mandate to effect the de-regulation necessary to stimulate the economy over the longer term, representing another disappointment to investors. Foreigners, who had bought stocks in record markets for nearly two years, turned net sellers, which aggravated the air of despondency prevailing in Japan's stock markets.

ASIA

Given the strength of Wall Street, Asia was particularly disappointing. Only in Hong Kong, the market historically most responsive to American monetary conditions, did investors make significant gains, with the MSCI Hong Kong Index rising by 14.1% in dollar terms. Stocks in Hong Kong were also boosted by a revival in property prices and by indications that Chinese economic growth was accelerating. With the exception of Malaysia, where the MSCI Malaysia Index rose 7.0%, elsewhere in Asia returns were dismal to disastrous, as economies failed to match growth expectations and corporate profits consequently disappointed. In dollar-adjusted terms the MSCI Singapore Index fell by 9.35%, and the MSCI Korea Index fell by 26.4%. The Bangkok SET Index had the region's worst performance by falling 30.3%. Thailand was beset by not only disappointments in economic and profits growth but also by a significant deterioration in the trade account and political uncertainties.

LATIN AMERICA

Latin American markets were be-calmed, and the IDC Latin American Index made a dollar gain of only 2.7%. With some commentators suggesting that another

MANAGERS' COMMENTARY
MENTOR INSTITUTIONAL TRUST
MENTOR PERPETUAL INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

crisis in the Mexican peso was looming, and fund flows from American and European investors falling away, trading volumes shrank.

MARKET OUTLOOK

With the chairman of the Federal Reserve speaking of "international exuberance" in markets only a few days after the Bank of International Settlements (BIS) expressed concern over the "prevailing mood of euphoria," it is difficult to be unequivocally bullish about prospects for the next few months. While the attention of market skeptics is focused on a possibly overheated US stock market, other world markets are vulnerable to a correction on Wall Street, particularly as American mutual fund investors like yourselves have been important buyers globally.

In addition to general fears that "what goes up, must come down," there are two more specific worries for international investors. The first is that EMU be abandoned or delayed. Securities markets on the Continent are now priced on the basis that the 1999 deadline will be met. If it is not, there is almost certain to be a sell-off in currencies against the Deutschemark, as well as a sell-off of non-Deutschemark denominated bonds. Inevitably, share prices would be at least temporarily upset. The second worry is that the Asian "miracle" is no more and that Asian economies will grow at more pedestrian rates. International investors are very heavily committed to these markets, which have offered an exceptionally attractive mix of high growth on relatively modest valuations in recent years. A concerted move to reduce weightings could have severe impact on these markets as there is limited domestic institutional participation.

Having raised these fears, it is probably wrong to be too alarmed by them. A breakdown in EMU is not necessarily a calamity for equity investors. While yields would necessarily shift, economies would enjoy a boost as the abandonment of Maastricht Treaty conditions would remove the main barrier to faster growth. The slowdown of Asian growth (if, indeed, rates of growth between 6% and 8% should be considered slow) should prove cyclical, not secular. The main

MANAGERS' COMMENTARY
MENTOR INSTITUTIONAL TRUST
MENTOR PERPETUAL INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

agents for growth - extraordinarily high levels of savings and investment, price competitiveness, and the growing demands of a population moving beyond subsistence standards of living - remain in place.

As to a more general correction in market levels, it is inevitable even if the timing is uncertain - stock prices do not go up forever. However, such a correction is unlikely to be long-lasting. Signs of economic over-heating are absent virtually everywhere, with the possible exception of the United Kingdom. Indeed, much of Europe and Japan has barely moved out of recession, while 1996 represents a year of economic consolidation in Asia, as already noted. In most markets corporate profits are only at the beginning of an upswing, not at the peak of the cycle. Moreover, on most measures of valuation, stocks are attractively priced in Europe, Asia and even Japan compared with historic measures of P/Es, price/book ratios, and the like, and appear to be good value against relevant fixed interest securities.

In this environment no more than short-term caution seems warranted.

                         -- the Mentor Perpetual International Management Team

ALL STATISTICS ARE SOURCED FROM DATASTREAM. DATASTREAM IS A SUBSIDIARY OF THE PRIMARK CORPORATION, A $650 MILLION PROVIDER OF GLOBAL FINANCIAL AND TECHNOLOGY SOLUTIONS (NYSE:PMK). OTHER PRIMARK COMPANIES INCLUDE: DISCLOSURE INCORPORATED, A LEADING SUPPLIER OF SECURITIES AND EXCHANGE COMMISSION FILINGS AND FINANCIAL DATA ON OVER 28,000 COMPANIES AROUND THE WORLD; WORLDSCOPE/DISCLOSURE PARTNERS, WHICH DISTRIBUTES COMPARABLE FINANCIAL DATA ON MORE THAN 12,800 COMPANIES IN ALMOST 50 COUNTRIES; I/B/E/S, A PREMIER SOURCE OF ANALYST EARNINGS PER SHARE FORECAST; VASTEK, WHICH DEVELOPS INVESTMENT SOFTWARE TO MANAGE AND ANALYZE PORTFOLIOS; AND TASC (THE ANALYTICAL SCIENCES CORPORATION), A GLOBAL PROVIDER OF INFORMATION TECHNOLOGY APPLICATIONS.

*THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA, AND FAR EAST) WORLD INDEX IS AN UNMANAGED INDEX OF APPROXIMATELY 1119 SECURITIES ISSUED BY COMPANIES LISTED ON EUROPEAN, AUSTRALIAN, AND FAR EASTERN STOCK EXCHANGES. IT CONTAINS NO US EQUITIES AND IS THEREFORE A BROADLY DIVERSIFIED PROXY FOR INTERNATIONAL PERFORMANCE. THIS IS A TOTAL RETURN INDEX WITH GROSS DIVIDENDS REINVESTED. THE INDEX IS NOT ADJUSTED TO REFLECT SALES LOADS, EXPENSES, OR OTHER FEES THAT THE SEC REQUIRES TO BE REFLECTED IN THE PORTFOLIO'S PERFORMANCE. INVESTORS CANNOT INVEST IN INDEXES. THE PERFORMANCE OF COUNTRIES AND UNMANAGED INDEXES DOES NOT REFLECT EXPENSES AND MAY NOT CORRESPOND TO THE PERFORMANCE OF MENTOR PERPETUAL INTERNATIONAL PORTFOLIO, WHICH IS ACTIVELY MANAGED AND INCURS EXPENSES.

INVESTMENTS OUTSIDE THE US ARE SUBJECT TO CURRENCY FLUCTUATIONS, POLITICAL AND SOCIAL INSTABILITY, DIFFERING SECURITIES REGULATIONS, AND ACCOUNTING STANDARDS. WHILE THE PORTFOLIO MANAGERS WILL ENDEAVOR TO MANAGE THE PORTFOLIO IN ACCORDANCE WITH THEIR PROPRIETARY INTERNATIONAL EQUITY INVESTMENT PROCESS, THERE ARE NO GUARANTEES THAT THEY WILL BE SUCCESSFUL. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE, COMPARABLE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FIGURES REPRESENT CHANGE IN INVESTMENT VALUE AFTER REINVESTMENT OF ALL DIVIDENDS.

MENTOR INSTITUTIONAL TRUST
MENTOR PERPETUAL INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISONS

                                MENTOR PERPETUAL
                            INTERNATIONAL PORTFOLIO


          Mentor Perpetual                Morgan Stanley Capital
          International Portfolio         International (EAFE) World Index*

 5/96**          $ 10,000                      $ 10,000
 6/96              10,064                        10,059
 7/96               9,736                         9,767
 8/96               9,816                         9,791
 9/96               9,920                        10,054
10/96               9,696                         9,953


                          Total Returns as of 10/31/96
                         1-Year      Since Inception**
                            n/a             (3.04%)



The graph compares the investment performance of the Mentor Perpetual International Portfolio, from its inception date to the index that is most representative of the Portfolio. The graph reflects the performance of a $10,000 investment form the date the Portfolio started through October 31, 1996. Returns do not reflect taxes payable on distributions.

In comparing the performance of a portfolio to an index, you should keep in mind that market indexes do not take into account brokerage commissions that would be incurred if you purchased the individual securities that make up the index. They also do not include taxes payable on dividends and interest payments, or operating expenses necessary to maintain a portfolio investing in the index.

The performance data quoted in this report are historical and do not predict future investment results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance is cited as of October 31, 1996, and includes changes in share price and reinvestment of dividends and capital gains.

* The Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia, and Far East) World Index is an unmanaged index of approximately 1119 securities issued by companies listed on European, Australian, and Far Eastern stock exchanges. It contains no US equities and is therefore a broadly diversified proxy for international performance. This is a total return index with gross dividends reinvested. The Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. Investors cannot invest in the index. The performance of countries and unmanaged indexes does not reflect expenses and may not correspond to the performance of Mentor Perpetual International Portfolio, which is actively managed and incurs expenses.

** Reflects operations of Mentor Perpetual International Portfolio from the date of initial public investment on 5/29/96 through 10/31/96.

MENTOR CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996

                                                               Percent of          Principal
                                                               Net Assets           Amount           Value
--------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES AND AGENCIES                             54.86%
  Federal Home Loan Bank, 5.50%, 11/1/96                                          $20,000,000     $20,000,000
  Federal Home Loan Mortgage Corporation,
     5.10%, 1/13/97 (a)                                                               500,000         499,823
     5.21%, 1/29/97                                                                10,000,000       9,871,197
  Federal National Mortgage Association, 5.24%-5.26%,
     1/17/97- 4/10/97                                                               8,000,000       7,873,828
  Student Loan Marketing Association,
     5.50%, 11/1/96                                                                 2,000,000       1,999,716
     5.43%, 8/4/97 (a)                                                              5,000,000       5,000,000
  U.S. Treasury Note, 7.50%, 1/31/97                                                3,000,000       3,016,328
--------------------------------------------------------------------------------------------------------------
Total U.S. Government Securities and Agencies                                                      48,260,892
--------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS                                               45.43%
  Chase Securities, Inc.
     Dated 10/31/96, 5.55%, due 11/1/96, collateralized
     by $20,018,902 Federal National Mortgage
     Association, 8.00%, 7/1/26                                                    20,000,000      20,000,000
  Goldman, Sachs & Company
     Dated 10/31/96, 5.55%, due 11/1/96, collateralized
     by $20,353,010 Federal National Mortgage
     Association, 7.50%, 6/1/26                                                    19,963,842      19,963,842
--------------------------------------------------------------------------------------------------------------

Total Repurchase Agreements                                                                        39,963,842
--------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (COST $88,224,734)                               100.29%                         88,224,734
--------------------------------------------------------------------------------------------------------------

OTHER ASSETS LESS LIABILITIES                                       (0.29%)                          (251,506)
--------------------------------------------------------------------------------------------------------------

NET ASSETS                                                         100.00%                        $87,973,228
--------------------------------------------------------------------------------------------------------------

(a) Floating Rate Securities- The rates shown are the effective rates at October 31, 1996. Securities shown without a date are payable within five business days and are backed by credit support agreements from banks or insurance institutions.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INTERMEDIATE DURATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996

                                                                     Percent of         Principal        Market
                                                                     Net Assets          Amount           Value
------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES                                                    4.42%
  Advanta Mortgage Loan Trust 1993-3, 4.75%, 2/25/10                                   $   103,488     $    99,489
  AFC Home Equity Loan 1995-5, 6.60%, 2/25/27                                               50,494          49,914
------------------------------------------------------------------------------------------------------------------
Total Asset-Backed Securities (cost $147,830)                                                              149,403
------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS                                                           16.36%
  Abbey National PLC, 6.69%, 10/17/05                                                       50,000          49,481
  Capital One Bank, 7.20%, 7/19/99                                                          50,000          50,987
  Developers Diversified Realty, 6.58%, 2/06/01                                             75,000          74,094
  Lehman Brothers, Inc., 7.50%, 8/01/26                                                     75,000          77,373
  Lockheed Martin Corporation, 7.20%, 5/01/36                                               50,000          51,327
  Phillips Electronics, 7.20%, 6/01/26                                                      50,000          51,174
  Salomon, Inc., 6.00%, 1/12/98                                                             65,000          64,767
  Sears Roebuck Company, 8.45%, 3/1/02                                                      50,000          54,131
  Sunamerica, Inc., 7.34%, 8/30/05                                                          50,000          50,394
  Travelers, Inc., 6.88%, 6/1/25                                                            30,000          29,966
------------------------------------------------------------------------------------------------------------------
Total Corporate Bonds (cost $544,404)                                                                      553,694
------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES AND AGENCIES                                   74.65%
  Federal Home Loan Mortgage Corporation
     6.50%, Series 1422, 2/15/07-CMO, REMIC                                                 76,000          73,178
     6.50%, Series 1647 B, 11/15/08-CMO, REMIC                                              94,844          91,207
  Federal National Mortgage Association, 7.00%, 7/01/11, MBS                               150,474         151,036
  Government National Mortgage Association, 7.00%, 12/15/08,
     MBS                                                                                   140,976         142,009
  U.S. Treasury Notes, 5.00%-7.50%, 11/15/97-7/15/06                                     2,050,000       2,068,397
------------------------------------------------------------------------------------------------------------------
Total U.S. Government Securities and Agencies
  (cost $2,509,964)                                                                                      2,525,827
------------------------------------------------------------------------------------------------------------------

MENTOR INTERMEDIATE DURATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996

                                                                     Percent of                          Market
                                                                     Net Assets                           Value
------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (COST $3,202,198)                                       95.43%                       $ 3,228,924
------------------------------------------------------------------------------------------------------------------

OTHER ASSETS LESS LIABILITIES                                              4.57%                           154,587
------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                               100.00%                       $ 3,383,511
------------------------------------------------------------------------------------------------------------------

CMO - Collateralized Mortgage Obligation
MBS - Mortgage-Backed Securities
REMIC - Real Estate Mortgage Investment Conduit

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR FIXED-INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996

                                                                     Percent of         Principal        Market
                                                                     Net Assets          Amount           Value
------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES                                                   11.51%
  Advanta Home Equity Loan, 6.15%, 10/25/09                                            $ 1,456,237     $ 1,429,942
  Advanta Mortgage Loan Trust 1993-3, 4.75%, 2/25/10                                     1,536,102       1,476,738
  AFC Home Equity Loan, 6.60%, 2/25/27                                                     949,477         938,580
  AFG Receivables Trust, 6.45% - 7.05%,
     9/15/00 - 4/15/01                                                                   1,910,428       1,907,668
------------------------------------------------------------------------------------------------------------------
Total Asset-Backed Securities (cost $5,723,769)                                                          5,752,928
------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS                                                           23.56%
  Abbey National PLC, 6.69%, 10/17/05                                                      950,000         940,140
  Capital One Bank, 7.15% - 7.20%, 7/19/99 - 9/15/06                                     1,950,000       1,986,862
  Developers Diversified Realty, 6.58%, 2/6/01                                           1,425,000       1,407,789
  Lehman Brothers, Inc., 7.50%, 8/1/26                                                   1,425,000       1,470,090
  Lockheed Martin Corporation, 7.20%, 5/1/36                                               950,000         975,217
  Merrill Lynch, 6.64%, 9/19/02                                                            155,000         155,218
  Norwest Corporation, 6.80%, 5/15/02                                                      270,000         273,415
  Phillips Electronics, 7.20%, 6/1/26                                                      950,000         972,305
  Salomon, Inc., 6.00%, 1/12/98                                                            935,000         931,649
  Sears Roebuck Company, 8.45%, 3/1/02                                                     950,000       1,028,489
  Sunamerica Inc., 7.34%, 8/30/05                                                          950,000         957,477
  Travelers, Inc., 6.88%-8.63%, 2/1/07-6/1/25                                              650,000         670,624
------------------------------------------------------------------------------------------------------------------

Total Corporate Bonds (cost $11,571,589)                                                                11,769,275
------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES AND AGENCIES                                   60.85%
  Federal Home Loan Mortgage Corporation,
     6.50%, Series 1422, 2/15/07 - CMO, REMIC                                            1,523,391       1,466,819
     6.50%, Series 1647 B, 11/15/08 - CMO, REMIC                                         1,280,873       1,231,755
  Federal National Mortgage Association, 7.00%, 7/01/11, MBS                             2,196,923       2,205,129
  Government National Mortgage Association, 7.00%, 12/15/08 -
     10/15/26, MBS                                                                       3,899,814       3,884,930
  U.S. Treasury Notes, 5.00% - 7.50%,
     1/31/98-11/15/24                                                                   20,970,000      21,614,468
------------------------------------------------------------------------------------------------------------------

MENTOR FIXED-INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996

                                                                     Percent of         Principal        Market
                                                                     Net Assets          Amount           Value
------------------------------------------------------------------------------------------------------------------

Total U.S. Government Securities and Agencies
  (cost $29,846,377)                                                                                   $30,403,101
------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT                                                      3.53%
------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
  Goldman Sachs & Company                                                              $ 1,760,966       1,760,966
  Dated 10/31/96, 5.55%, due 11/1/96, collateralized by
  $1,796,656 Federal National Mortgage Association, 7.50%,
  4/1/26 (cost $1,760,966)
------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (COST $48,902,701)                                      99.45%                        49,686,270
------------------------------------------------------------------------------------------------------------------

OTHER ASSETS LESS LIABILITIES                                              0.55%                           275,478
------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                               100.00%                       $49,961,748
------------------------------------------------------------------------------------------------------------------

CMO - Collateralized Mortgage Obligation
MBS - Mortgage-Backed Securities
REMIC - Real Estate Mortgage Investment Conduit

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR PERPETUAL INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996

                                                               Percent of                         Market
                                                               Net Assets          Shares         Value
-----------------------------------------------------------------------------------------------------------

COMMON STOCKS                                                  88.68%
-----------------------------------------------------------------------------------------------------------

ARGENTINA                                                               0.29%
  Perez Company~                                                                     2,000      $   25,260
-----------------------------------------------------------------------------------------------------------

BRAZIL                                                                  1.81%
  Cemig CIA Energetic~ (b)                                                           1,300          41,238
  Pao De Acucar                                                                      2,100          41,864
  Telebras~                                                                            530          39,485
  Vale Do Rio Doche~                                                                 1,700          35,741
-----------------------------------------------------------------------------------------------------------
                                                                                                   158,328
-----------------------------------------------------------------------------------------------------------

CHILE                                                                   0.60%
  Chile Fund                                                                         2,400          52,200
-----------------------------------------------------------------------------------------------------------

FINLAND                                                                 0.67%
  Cultor OY                                                                          1,280          58,455
-----------------------------------------------------------------------------------------------------------

FRANCE                                                                  2.43%
  Cie Fin Paribas                                                                    1,860         119,486
  Generale Des Eaux                                                                    780          93,056
-----------------------------------------------------------------------------------------------------------
                                                                                                   212,542
-----------------------------------------------------------------------------------------------------------

GERMANY                                                                 5.55%
  BASF AG                                                                            1,700          54,230
  Daimler Benz                                                                       1,200          70,470
  Degussa                                                                              230          89,969
  Fried, Krupp AG Hoes                                                                 220          34,582
  Pfeiffer Vacuum Technologies                                                       3,700          59,200
  SGL Carbon                                                                         1,600         176,952
-----------------------------------------------------------------------------------------------------------
                                                                                                   485,403
-----------------------------------------------------------------------------------------------------------

GREAT BRITAIN                                                          23.42%
  B.A.T. Industries PLC                                                             18,900         131,648
  British Aerospace PLC                                                              7,500         142,198
  British Airways                                                                    5,000          45,080
  British Biotech                                                                   10,000          36,862

MENTOR PERPETUAL INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996

                                                               Percent of                         Market
                                                               Net Assets          Shares         Value
-----------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------------------------------

GREAT BRITAIN (CONTINUED)
  British Gas PLC                                                                   40,200      $  125,286
  British Telecom                                                                   22,800         131,911
  General Accident                                                                  12,000         143,053
  Glaxo Wellcome                                                                     8,700         136,491
  Guinness                                                                           5,000          35,804
  Inchcape PLC                                                                      10,000          47,115
  Lloyds TSB Group                                                                   5,000          31,735
  Medeva                                                                            15,000          64,813
  Mirror Group                                                                      15,000          56,757
  National Westminster                                                              11,600         132,432
  Northern Foods                                                                    10,000          32,386
  Prudential Corporation PLC                                                         5,000          37,756
  Safeway                                                                            7,000          41,524
  Scotia Holdings                                                                    5,000          49,637
  Standard Chartered                                                                 3,500          37,765
  Sun Alliance Group PLC                                                             5,000          34,299
  Tate & Lyle PLC                                                                    5,000          38,815
  Tesco PLC                                                                         28,300         153,138
  Unilever PLC                                                                       6,800         142,871
  United Assurance                                                                   5,000          36,007
  United Utilities                                                                  15,000         139,147
  UTD Assurance Group                                                               15,000           1,220
  Whitbread PLC                                                                      3,500          41,069
-----------------------------------------------------------------------------------------------------------
                                                                                                 2,046,819
-----------------------------------------------------------------------------------------------------------

HONG KONG                                                              10.12%
  CDL Hotels International                                                          50,500          26,124
  Cheung Kong Holdings                                                              10,000          80,183
  Citic Pacific Limited                                                             10,000          48,627
  Henderson Land Development                                                         5,000          44,456
  Hong Kong Electric                                                                20,000          64,017
  Hong Kong Telecom, Ltd.~                                                          20,000          35,306
  HSBC Holdings PLC                                                                  6,078         123,803
  Hutchison Whampoa, Ltd.                                                           20,000         139,674
  JCG Holdings                                                                      50,000          46,558

MENTOR PERPETUAL INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996

                                                               Percent of                         Market
                                                               Net Assets          Shares         Value
-----------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------------------------------
HONG KONG (CONTINUED)
  Mandarin Oriental                                                                 50,000      $   67,500
  National Mutual Asia                                                              50,000          42,031
  New World Development                                                             14,000          81,476
  Swire Pacific Limited- "A"                                                         8,000          70,613
  Television Broadcast, Ltd.                                                         4,000          14,019
-----------------------------------------------------------------------------------------------------------
                                                                                                   884,387
-----------------------------------------------------------------------------------------------------------
INDIA                                                                   0.47%
  India Cement GDR                                                                  15,000          41,250
-----------------------------------------------------------------------------------------------------------
ITALY                                                                   1.55%
  Stet-Societa Finanz                                                               12,000          41,431
  Telecom Itialia Mobile                                                            45,800          94,607
-----------------------------------------------------------------------------------------------------------
                                                                                                   136,038
-----------------------------------------------------------------------------------------------------------
JAPAN                                                                  19.79%
  Aiwa                                                                               5,000          89,513
  Chudenko Corporation                                                               1,000          30,627
  Chugai Pharm                                                                       2,000          18,254
  Chugai Pharm -- Warrants*                                                             10           6,750
  Eiden Sakakiya                                                                     8,000          91,268
  Ezaki Glico                                                                       15,000         139,535
  Fujisawa Pharm                                                                    10,000          87,758
  Futaba                                                                             3,000         130,057
  Hibiya Engineering                                                                15,000         152,699
  Max Co                                                                             7,000         126,547
  Mos Foods                                                                          6,000         125,318
  Ono Pharmaceutical                                                                 4,000         124,616
  Rinnai                                                                               900          19,193
  Sankura Bank, Ltd.                                                                10,000          94,778
  Sanyo Shinpan Finance Company                                                      2,500         151,821
  Sumitomo Bank                                                                      4,000          70,206
  Takara Standard                                                                   15,000         139,535
  Uniden                                                                             2,000          33,173
  York-Benimaru                                                                      3,000          98,464
-----------------------------------------------------------------------------------------------------------
                                                                                                 1,730,112
-----------------------------------------------------------------------------------------------------------

MENTOR PERPETUAL INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996

                                                               Percent of                         Market
                                                               Net Assets          Shares         Value
-----------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------------------------------

KOREA                                                                   0.80%
  Schroder Korea Fund                                                                7,000      $   70,000
-----------------------------------------------------------------------------------------------------------

MALAYSIA                                                                2.67%
  Affin Holdings Berhad                                                             20,000          51,444
  IOI Properties                                                                    10,000          33,241
  Kian Joo Can Factory                                                              10,000          54,610
  Public Finance                                                                    24,000          37,040
  Resorts World                                                                     10,000          57,380
-----------------------------------------------------------------------------------------------------------
                                                                                                   233,715
-----------------------------------------------------------------------------------------------------------

MEXICO                                                                  1.10%
  Bufete Industrial~                                                                 1,500          24,000
  Carso Global~                                                                      1,700           8,099
  Empresas ICA~                                                                      1,800          22,725
  Grupo Carso~                                                                       1,700          15,292
  Grupo Financiero Bancomer~ (b)                                                        23             371
  Panamerica Beverages                                                                 580          25,303
-----------------------------------------------------------------------------------------------------------
                                                                                                    95,790
-----------------------------------------------------------------------------------------------------------

NETHERLANDS                                                             5.27%
  DSM                                                                                  550          52,575
  IHC Caland NV                                                                      1,300          72,420
  Polygram NV                                                                        3,570         167,375
  Royal Dutch Petroleum                                                                350          57,690
  VNU-Ver Ned Uitgev V                                                               6,110         110,702
-----------------------------------------------------------------------------------------------------------
                                                                                                   460,762
-----------------------------------------------------------------------------------------------------------

PHILIPPINES                                                             1.68%
  Philippine Long Distance                                                           1,500          89,813
  Ayala Corporation                                                                 60,000          57,078
-----------------------------------------------------------------------------------------------------------
                                                                                                   146,891
-----------------------------------------------------------------------------------------------------------

MENTOR PERPETUAL INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996

                                                               Percent of                         Market
                                                               Net Assets          Shares         Value
-----------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------------------------------

SINGAPORE                                                               0.83%
  Fraser & Neave                                                                     4,000      $   39,759
  Singapore Press Holdings                                                           2,000          33,227
-----------------------------------------------------------------------------------------------------------
                                                                                                    72,986
-----------------------------------------------------------------------------------------------------------

SPAIN                                                                   2.78%
  Corporacion Financiera                                                             1,185         100,180
  Tabacalera~                                                                          180           6,580
  Viscofan Envolturas Celulos                                                        9,540         135,912
-----------------------------------------------------------------------------------------------------------
                                                                                                   242,672
-----------------------------------------------------------------------------------------------------------

SWEDEN                                                                  1.69%
  Skandia Forsakrings                                                                3,330          93,357
  Svenska Handelsbanke                                                               1,100          27,078
  Volvo                                                                              1,300          26,964
-----------------------------------------------------------------------------------------------------------
                                                                                                   147,399
-----------------------------------------------------------------------------------------------------------

SWITZERLAND                                                             2.80%
  Roche Holding AG                                                                      15         113,092
  Sandoz AG Basel                                                                      114         131,352
-----------------------------------------------------------------------------------------------------------
                                                                                                   244,444
-----------------------------------------------------------------------------------------------------------

TAIWAN                                                                  0.95%
  Taipei Fund~                                                                          10          83,000
-----------------------------------------------------------------------------------------------------------

THAILAND                                                                1.41%
  Banpu Coal                                                                         3,000          55,501
  First Bangkok City Bank                                                           40,000          46,250
  Krung Thai Bank                                                                    8,000          21,636
-----------------------------------------------------------------------------------------------------------
                                                                                                   123,387
-----------------------------------------------------------------------------------------------------------

MENTOR PERPETUAL INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996

                                                               Percent of         Principal       Market
                                                               Net Assets          Amount         Value
-----------------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS (COST $7,901,438)                                                           $7,751,840
-----------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT                                            4.44%
-----------------------------------------------------------------------------------------------------------

Federal Home Loan Mortgage Corporation, 5.50%, 11/1/96
  (cost $388,000)                                                                 $388,000         388,000
-----------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (COST $8,289,438)                              93.12%                          8,139,840
-----------------------------------------------------------------------------------------------------------

OTHER ASSETS LESS LIABILITIES                                    6.88%                             601,614
-----------------------------------------------------------------------------------------------------------

NET ASSETS                                                      100.00%                         $8,741,454
-----------------------------------------------------------------------------------------------------------

*  Non-income producing.

~  American Depository Receipts.

GDR -- Global Depository Receipts.

IDR -- International Depository Receipts.

(b) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4 (2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INSTITUTIONAL TRUST
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1996

                                                      Mentor           Mentor              Mentor              Mentor
                                                       Cash         Intermediate           Fixed-             Perpetual
                                                    Management        Duration             Income           International
                                                     Portfolio        Portfolio           Portfolio         Portfolio(a)
-------------------------------------------------------------------------------------------------------------------------

ASSETS
  Investments, at market value * (Note 2)
    Investment securities                           $48,260,892      $ 3,228,924         $47,925,304         $ 8,139,840
    Repurchase agreements                           39,963,842                 -           1,760,966                   -
-------------------------------------------------------------------------------------------------------------------------
    Total investments                               88,224,734         3,228,924          49,686,270           8,139,840
  Cash                                                       -            43,301                   -                   -
  Receivables
    Dividends and Interest                              97,266            52,776             730,178              30,825
    Investments sold                                         -           200,996                   -              80,596
    Fund shares sold                                     1,149                 -                   -             500,000
    Due from management company (Note 4)                35,822            20,691              33,726                   -
  Organizational expenses (Note 2)                      20,510             4,015              20,270              18,792
  Other Assets                                           6,000               825               2,175                 801
-------------------------------------------------------------------------------------------------------------------------
    Total assets                                    88,385,481         3,551,528          50,472,619           8,770,854
-------------------------------------------------------------------------------------------------------------------------

LIABILITIES
  Payables
    Investments purchased                                    -           162,917             504,610                   -
    Fund shares redeemed                                     -                 -                 261                   -
    Dividends                                          408,769                 -                   -                   -
    Forward foreign currency exchange contracts
      held (Note 7)                                          -                 -                   -                  78
  Accrued expenses and other liabilities                 3,484             5,100               6,000              29,322
-------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                  412,253           168,017             510,871              29,400
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                          $87,973,228      $ 3,383,511         $49,961,748         $ 8,741,454
-------------------------------------------------------------------------------------------------------------------------

Net Assets represented by:
  Additional paid-in capital                        $87,973,228      $ 3,377,689         $49,050,307         $ 9,001,175
  Accumulated net investment income (loss)                   -              (112)            172,944              12,826
  Accumulated net realized loss on investment
    transactions                                             -           (20,792)            (45,072)           (123,574)
  Net unrealized appreciation (depreciation) of
    investments and foreign currency related
    transactions                                             -            26,726             783,569            (148,973)
-------------------------------------------------------------------------------------------------------------------------
    Net Assets                                      $87,973,228      $ 3,383,511         $49,961,748         $ 8,741,454

    Shares Outstanding                              87,973,228           271,225           3,874,875             721,208
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                           $     1.00       $     12.47         $     12.89         $     12.12
-------------------------------------------------------------------------------------------------------------------------

* Investments at cost are $88,224,734, $3,202,198, $48,902,701 and $8,289,438 respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INSTITUTIONAL TRUST
STATEMENTS OF OPERATIONS
YEAR ENDED OCTOBER 31, 1996

                                                      Mentor          Mentor              Mentor              Mentor
                                                       Cash        Intermediate           Fixed-             Perpetual
                                                    Management       Duration             Income           International
                                                    Portfolio        Portfolio           Portfolio         Portfolio(a)
------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest                                         $5,084,112        $ 623,119          $ 2,288,576          $  18,017
  Dividends                                                 -                -                    -             53,266*
------------------------------------------------------------------------------------------------------------------------
  Total investment income (Note 2)                  5,084,112          623,119            2,288,576             71,283

EXPENSES
  Registration expenses                                37,197            9,238               19,575             12,021
  Custodian fees                                       27,559            8,468               14,570             12,228
  Transfer agent fees                                  17,517           11,677               14,872              1,469
  Shareholder reports and postage expenses              7,896              992                2,907                331
  Organizational expenses (Note 2)                      6,857            1,347                6,779              1,708
  Legal fees                                            5,789              722                1,990                440
  Audit fees                                            3,354              250                1,696                234
  Directors' fees and expenses                            685              108                  282                 29
  Management fee (Note 4)                                   -                -                    -             35,694
  Miscellaneous                                           589               75                  206                108
------------------------------------------------------------------------------------------------------------------------
    Total expenses                                    107,443           32,877               62,877             64,262
------------------------------------------------------------------------------------------------------------------------
Deduct
  Waiver of management fee                                  -                -                    -             23,292
  Reimbursement of expenses by management
    company (Note 4)                                   70,426           27,679               44,556                  -
------------------------------------------------------------------------------------------------------------------------
Net expenses                                           37,017            5,198               18,321             40,970
------------------------------------------------------------------------------------------------------------------------
Net investment income                               5,047,095          617,921            2,270,255             30,313
------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY RELATED
  TRANSACTIONS
  Net realized gain (loss) on investments and
    foreign currency related transactions (Note
    2)                                                  3,914          (22,388)             (37,346)          (141,811)
  Change in unrealized appreciation
    (depreciation) of investments and foreign
    currency related transactions                           -         (129,285)            (263,824)          (148,973)
------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) on
      investments and foreign currency related
        transactions                                    3,914         (151,673)            (301,170)          (290,784)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                   $5,051,009       $ 466,248          $ 1,969,085          $(260,471)
------------------------------------------------------------------------------------------------------------------------

(a) For the period from May 29, 1996 (commencement of operations) to October 31, 1996.

* Net of withholding taxes of $7,523.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INSTITUTIONAL TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                     Mentor Cash                 Mentor Intermediate
                                                Management Portfolio              Duration Portfolio
                                             ---------------------------    ------------------------------
                                                 Year          Period          Year            Period
                                                Ended           Ended          Ended            Ended
                                               10/31/96      10/31/95(a)     10/31/96        10/31/95(b)
----------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net investment income                      $  5,047,095    $ 2,422,801    $   617,921      $   663,645
  Net realized gain (loss) on investments
     and foreign currency
       related transactions                         3,914              -        (22,388)         468,099
  Change in unrealized appreciation
     (depreciation) of investments and
       foreign currency related
       transactions                                     -                      (129,285)         156,010
----------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets
       from operations                          5,051,009      2,422,801        466,248        1,287,754
----------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                        (5,047,095)    (2,422,801)      (668,787)        (600,070)
  Net realized gain on investments                 (3,914)             -       (494,719)               -
----------------------------------------------------------------------------------------------------------
     Net decrease from distributions           (5,051,009)    (2,422,801)    (1,163,506)        (600,070)
----------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 8)
  Net proceeds from sale of shares            169,019,163    137,216,173        584,296       10,710,006
  Reinvested distributions                      4,642,653      2,407,807      1,161,333          599,637
  Cost of shares redeemed                    (155,685,567)   (69,627,001)    (9,630,657)         (31,530)
----------------------------------------------------------------------------------------------------------
     Change in net assets from capital
       share transactions                      17,976,249     69,996,979     (7,885,028)      11,278,113
----------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets              17,976,249     69,996,979     (8,582,286)      11,965,797

NET ASSETS
  Beginning of period                          69,996,979              -     11,965,797                -
----------------------------------------------------------------------------------------------------------
  End of period                              $ 87,973,228    $69,996,979    $ 3,383,511      $11,965,797
----------------------------------------------------------------------------------------------------------

(a) For the period from December 5, 1994 (commencement of operations) to October 31, 1995.

(b) For the period from December 19, 1994 (commencement of operations) to October 31, 1995.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INSTITUTIONAL TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                Mentor Fixed-             Mentor Perpetual
                                                              Income Portfolio         International Portfolio
                                                         ---------------------------   -----------------------
                                                            Year          Period               Period
                                                            Ended          Ended                Ended
                                                          10/31/96      10/31/95(c)          10/31/96(d)
--------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net investment income                                  $ 2,270,255    $ 1,785,304          $    30,313
  Net realized gain (loss) on investments and foreign
     currency related transactions                           (37,346)     1,341,178             (141,811)
  Change in unrealized appreciation
       (depreciation) of investments and
       foreign currency related transactions                (263,824)     1,047,393             (148,973)
--------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from operations     1,969,085      4,173,875             (260,471)
--------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                   (2,177,204)    (1,600,958)                   -
  Net realized gain on investments                        (1,453,358)             -                    -
--------------------------------------------------------------------------------------------------------------
     Net decrease from distributions                      (3,630,562)    (1,600,958)                   -
--------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 8)
  Net proceeds from sale of shares                        22,115,938     34,992,343            9,001,925
  Reinvested distributions                                 3,624,390      1,600,958                    -
  Cost of shares redeemed                                 (8,170,562)    (5,112,759)                   -
--------------------------------------------------------------------------------------------------------------
     Change in net assets from capital share
       transactions                                       17,569,766     31,480,542            9,001,925
--------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets                         15,908,289     34,053,459            8,741,454

NET ASSETS
  Beginning of period                                     34,053,459              -                    -
--------------------------------------------------------------------------------------------------------------
  End of period                                          $49,961,748    $34,053,459          $ 8,741,454
--------------------------------------------------------------------------------------------------------------

(c) For the period from December 6, 1994 (commencement of operations) to October 31, 1995.

(d) For the period May 29, 1996 (commencement of operations) to October 31,
    1996.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INSTITUTIONAL TRUST
FINANCIAL HIGHLIGHTS

                                                                  Mentor Cash              Mentor Intermediate
                                                             Management Portfolio          Duration Portfolio
                                                            -----------------------      -----------------------
                                                              Year        Period           Year        Period
                                                             Ended        Ended           Ended        Ended
                                                            10/31/96   10/31/95(b)       10/31/96   10/31/95(c)
----------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                        $  1.00      $   1.00        $ 13.31      $  12.50
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                        0.05          0.05           0.96          0.77
  Net realized and unrealized gain (loss) on investments
     and foreign currency related transactions                    -*            -          (0.24)         0.75
----------------------------------------------------------------------------------------------------------------
  Total from investment operations                             0.05          0.05           0.72          1.52
LESS DISTRIBUTIONS
  Dividends from income                                       (0.05)        (0.05)         (1.01)        (0.71)
  Distributions from capital gains                                -*            -          (0.55)            -
----------------------------------------------------------------------------------------------------------------
  Total distributions                                         (0.05)        (0.05)         (1.56)        (0.71)
NET ASSET VALUE, END OF PERIOD                              $  1.00      $   1.00        $ 12.47      $  13.31
----------------------------------------------------------------------------------------------------------------

Total Return                                                   5.60%         5.06%          5.90%        12.38%
----------------------------------------------------------------------------------------------------------------
Ratios / Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                    $87,973      $ 69,997        $ 3,384      $ 11,966
Ratio of expenses to average net assets                        0.04%         0.04%(a)       0.05%         0.05%(a)
Ratio of expenses to average net assets excluding waiver       0.12%         0.18%(a)       0.31%         0.25%(a)
Ratio of net investment income to average net assets           5.54%         5.56%(a)       5.92%         6.52%(a)
Portfolio turnover rate                                           -             -            215%          307%
Average commission rate on portfolio transactions
----------------------------------------------------------------------------------------------------------------

(a) Annualized.

(b) For the period from December 5, 1994 (commencement of operations) to October 31, 1995.

(c) For the period from December 19, 1994 (commencement of operations) to October 31, 1995.

 * Reflects net realized gain (loss) which was under $0.01 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INSTITUTIONAL TRUST
FINANCIAL HIGHLIGHTS

                                                                                                       Mentor
                                                                                                      Perpetual
                                                                           Mentor Fixed-Income      International
                                                                                Portfolio             Portfolio
                                                                         -----------------------    -------------
                                                                           Year        Period          Period
                                                                          Ended        Ended            Ended
                                                                         10/31/96   10/31/95(d)      10/31/96(e)
-----------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                                     $ 13.71      $  12.50         $ 12.50
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                     0.77          0.81            0.04
  Net realized and unrealized gain (loss) on investments and foreign
     currency related transactions                                         (0.16)         1.14           (0.42)
-----------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          0.61          1.95           (0.38)
LESS DISTRIBUTIONS
  Dividends from income                                                    (0.77)        (0.74)              -
  Distributions from capital gains                                         (0.66)            -               -
-----------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (1.43)        (0.74)              -
NET ASSET VALUE, END OF PERIOD                                           $ 12.89      $  13.71         $ 12.12
-----------------------------------------------------------------------------------------------------------------

Total Return                                                                4.87%        15.90%          (3.04%)
-----------------------------------------------------------------------------------------------------------------
Ratios / Supplemental Data
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $49,962      $ 34,053         $ 8,741
Ratio of expenses to average net assets                                     0.05%         0.05%(a)        1.10%(a)
Ratio of expenses to average net assets excluding waiver                    0.17%         0.22%(a)        1.75%(a)
Ratio of net investment income to average net assets                        6.22%         6.75%(a)        0.89%(a)
Portfolio turnover rate                                                      226%          302%             59%
Average commission rate on portfolio transactions                                                      $0.0295
-----------------------------------------------------------------------------------------------------------------

(d) For the period from December 6, 1994 (commencement of operations) to October 31, 1995.

(e) For the period from May 29, 1996 (commencement of operations) to October 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INSTITUTIONAL TRUST
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1996

NOTE 1: ORGANIZATION

Mentor Institutional Trust was organized on February 8, 1994, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of five separate diversified portfolios (hereinafter each individually referred to as a "Portfolio" or collectively as the "Portfolios"). These financial statements include the following Portfolios:

    Mentor Cash Management Portfolio
    ("Cash Management Portfolio") -- Seeks a high rate of current income consistent with preservation of capital.

    Mentor Intermediate Duration Portfolio
    ("Intermediate Duration Portfolio") -- Seeks a high level of long-term total return.

    Mentor Fixed-Income Portfolio
    ("Fixed-Income Portfolio") -- Seeks a high level of long-term total return.

    Mentor Perpetual International Portfolio
    ("International Portfolio") -- Seeks long-term capital appreciation.

    SNAP Fund

The assets of each Portfolio of the Trust are segregated and a shareholder's interest is limited to the Portfolio in which shares are held.

These financial statements do not include SNAP Fund.

Effective November 1, 1996, the Cash Management Portfolio became the Mentor U.S. Government Cash Management Portfolio.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolio.

MENTOR INSTITUTIONAL TRUST
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

A. Valuation of Securities

Securities held by the Cash Management Portfolio are stated at amortized cost, which approximates market value. In the event that a deviation of 1/2 of 1% or more exists between the Portfolio's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market-based values, or if there is any other deviation that the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action should be initiated.

U.S. Government obligations held by the Intermediate Duration Portfolio and the Fixed-Income Portfolio are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds, other fixed income securities, mortgage backed securities, mortgage related and other related securities are valued at the prices provided by an independent pricing service. Security valuations not available from an independent pricing service are provided by dealers approved by the Board of Trustees. In determining value, the dealers use information with respect to transactions in such securities, market transactions in comparable securities, various relationships between securities, and yield to maturity. Any securities for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees.

Listed securities held by the International Portfolio traded on national stock exchanges and over-the-counter securities quoted on the NASDAQ National Market System are valued at the last reported sales price or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by the Board of Trustees of the Portfolios as the primary market. Securities traded in the over-the-counter market, other than those quoted on the NASDAQ National Market System, are valued at the last available bid price.

MENTOR INSTITUTIONAL TRUST
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange, purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains/losses are a component of unrealized appreciation/depreciation of investments.

B. Repurchase Agreements

It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book entry system, or to have segregated within the custodian bank's possession all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.

The Trust will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Trust's adviser to be creditworthy pursuant to guidelines established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities.

C. Security Transactions and Interest Income

Security transactions for the Portfolios are accounted for on a trade date basis. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Dividends are recorded on ex-dividend date. Realized and unrealized gains and losses on investment security transactions are calculated on an identified cost basis.

D. Expenses

Expenses arising in connection with a Portfolio are allocated to that Portfolio. Other Trust expenses are allocated among

MENTOR INSTITUTIONAL TRUST
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

the Portfolios in proportion to their relative net assets.

E. Federal Taxes

No provision for federal income taxes has been made since it is each Portfolio's intent to comply with the provisions applicable to regulated investment companies under the Internal Revenue Code and to distribute to its shareholders within allowable time limit substantially all taxable income and realized capital gains.

F. When-Issued and Delayed Delivery Transactions

Fixed-Income Portfolio and Intermediate Duration Portfolio may engage in when-issued or delayed delivery transactions. To the extent the Portfolios engage in such transactions, they will do so for the purpose of acquiring portfolio securities consistent with their investment objectives and policies and not for the purpose of investment leverage. The Portfolios will record a when-issued security and the related liability on the trade date. Until the securities are received and paid for, the Portfolios will maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

G. Organizational Expenses

Costs incurred by the Portfolios in connection with their initial share registration and organization costs were deferred by the Portfolios and are being amortized on a straight-line basis over a five-year period.

H. Distributions

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to deferral of wash sales.

NOTE 3: DIVIDENDS

Dividends will be declared daily and paid monthly by the Cash Management Portfolio. Dividends are declared and paid quarterly by the Fixed-Income Portfolio

MENTOR INSTITUTIONAL TRUST
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

and Intermediate Duration Portfolio. Dividends are declared and paid annually by the International Portfolio. Capital gains realized by each Portfolio, if any, will be distributed annually.

NOTE 4: INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS

Through October 31, 1996, Commonwealth Investment Counsel, Inc. ("Commonwealth") provided investment advisory services to each of the Cash Management Portfolio, Intermediate Duration Portfolio and Fixed-Income Portfolio under an investment Management Agreement. Commonwealth received no compensation for its services. Effective November 1, 1996, Commonwealth was reorganized into Mentor Investment Advisors, LLC ("Mentor Advisors"), at which time the obligations of Commonwealth under the Investment Management Agreement were transferred to Mentor Advisors. Mentor Advisors is a wholly-owned subsidiary of Mentor Investment Group, LLC, which is a subsidiary of Wheat First Butcher Singer, Inc.

Also, effective November 1, 1996, EVEREN Capital Corporation, acquired a 20% ownership interest in Mentor Investment Group, LLC from Wheat First Butcher Singer, Inc. As part of the acquisition agreement, EVEREN may acquire additional ownership based principally on the amount of Mentor Investment Group, LLC's revenues derived from clients of EVEREN Securities, Inc. and assets attributable to its affiliates.

The International Portfolio has entered into an Investment Advisory Agreement with Mentor Perpetual Advisors, LLC ("Mentor Perpeutal"). Mentor Perpetual is owned equally by Mentor Advisors and Perpetual plc, a diversified financial services holding company. Under this agreement, Mentor Perpetual's management fee is accrued daily and paid monthly at an annual rate of 1.00% applied to the average daily net assets of the Portfolio. For the period ended October 31, 1996, Mentor Perpetual earned advisory fees of $35,694 and waived $23,292 of those fees.

In order to limit the annual operating expenses of the Portfolios, the Investment advisor to a Portfolio may bear certain

MENTOR INSTITUTIONAL TRUST
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

expenses incurred in connection with the operation of a Portfolio. For the year ended October 31, 1996, Commonwealth bore expenses of $70,426, $27,679 and $44,556 respectively, for the Cash Management Portfolio, Intermediate Duration Portfolio and Fixed-Income Portfolio.

Through October 31, 1996, the Portfolios' administrator, Mentor Investment Group, Inc., provided administrative personnel and services to each Portfolio, pursuant to an Administration Agreement. Mentor Investment Group, Inc. received no compensation for such services.

Effective November 1, 1996, Mentor Investment Group, Inc. was reorganized into Mentor Investment Group, LLC, at which time the obligations of Mentor Investment Group, Inc. were transferred to Mentor Investment Group, LLC.

NOTE 5: INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments), for the year ended October 31, 1996, were as follows:


Portfolio                  Purchases         Sales
-----------------------------------------------------
Cash Management                     -               -
Intermediate Duration     $20,555,544     $27,069,212
Fixed-Income               96,110,729      76,198,371
International (d)          12,152,024       4,127,011
-----------------------------------------------------


(d) For the period from May 29, 1996 (Commencement of Operations) to October 31, 1996.

MENTOR INSTITUTIONAL TRUST
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

NOTE 6: UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS

The cost of investments for federal income tax purposes amounted to $88,224,734 for the Cash Management Portfolio, $3,206,874 for the Intermediate Duration Portfolio, $48,931,040 for the Fixed-Income Portfolio and $8,290,188 for the International Portfolio at October 31, 1996. Gross unrealized appreciation and depreciation of investments on a tax basis at October 31, 1996 were as follows:

                             Gross            Gross         Net Unrealized
                           Unrealized       Unrealized       Appreciation
Portfolio                 Appreciation     Depreciation     (Depreciation)
--------------------------------------------------------------------------
Cash Management                    -                -                  -
Intermediate Duration       $ 27,938         $  5,888         $   22,050
Fixed-Income                 775,504           20,274            755,230
International                347,660          498,008           (150,348)
--------------------------------------------------------------------------


NOTE 7: FORWARD CONTRACTS

In connection with portfolio purchases and sales of securities denominated in a foreign currency, International Portfolio may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time International Portfolio may enter into contracts to hedge certain foreign currency assets. Contracts are recorded at market value. Realized gains and losses arising from such transactions are included in net gain (loss) on investments and forward foreign currency exchange contracts. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract. At October 31, 1996 International Portfolio had outstanding forward contracts as set forth below.

                                        Contracts to                              Net Unrealized
Settlement                            Deliver/Receive         In Exchange For      Depreciation
------------------------------------------------------------------------------------------------

Sales
  11/1/96 Japanese Yen              1,879,785     $16,497         $16,419              $ 78
------------------------------------------------------------------------------------------------
Net Unrealized Depreciation on
  Forward Contracts                                                                    $ 78
------------------------------------------------------------------------------------------------

MENTOR INSTITUTIONAL TRUST
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

NOTE 8: CAPITAL SHARE TRANSACTIONS

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Portfolio shares were as follows:

                                                                         Mentor Cash Management Portfolio
                                                                         Year Ended            Period Ended
                                                                          10/31/96             10/31/95 (a)
-----------------------------------------------------------------------------------------------------------

Shares sold                                                               169,019,163          137,216,173
Shares issued upon reinvestment of distributions                            4,642,653            2,407,807
Shares redeemed                                                          (155,685,567)         (69,627,001)
                                                                        -----------------------------------
Change in net assets from capital share transactions                       17,976,249           69,996,979
                                                                        -----------------------------------

                                                                           Mentor Intermediate Duration
                                                                        Year Ended   Portfolio Period Ended
                                                                         10/31/96              10/31/95 (b)
-----------------------------------------------------------------------------------------------------------

Shares sold                                                                45,573                 855,389
Shares issued upon reinvestment of distributions                           91,944                  45,840
Shares redeemed                                                          (765,033)                 (2,488)
                                                                        -----------------------------------
Change in net assets from capital share transactions                     (627,516)                898,741
                                                                        -----------------------------------

                                                                           Mentor Fixed-Income Portfolio
                                                                        Year Ended             Period Ended
                                                                         10/31/96              10/31/95 (c)
-----------------------------------------------------------------------------------------------------------

Shares sold                                                             1,725,003                2,759,545
Shares issued upon reinvestment of distributions                          282,124                  120,672
Shares redeemed                                                          (616,390)                (396,079)
                                                                        -----------------------------------
Change in net assets from capital share transactions                    1,390,737                2,484,138
                                                                        -----------------------------------

MENTOR INSTITUTIONAL TRUST
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

NOTE 8: CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                  Mentor Perpetual International Portfolio
                                                                                Period Ended
                                                                                10/31/96 (d)
----------------------------------------------------------------------------------------------------------

Shares sold                                                                        721,208
Shares issued upon reinvestment of distributions                                         -
Shares redeemed                                                                          -
                                                                                ------------
Change in net assets from capital share transactions                               721,208
                                                                                ------------

(a) For the period from December 5, 1994 (commencement of operations) to October 31, 1995.

(b) For the period from December 19, 1994 (commencement of operations) to October 31, 1995.

(c) For the period from December 6, 1994 (commencement of operations) to October 31, 1995.

(d) For the period from May 29, 1996 (commencement of operations) to October 31, 1996.

--------------------------------------------------------------------------------

FEDERAL TAX STATUS -- FISCAL 1996 DISTRIBUTIONS (UNAUDITED)

Information for federal tax purposes is presented below to aid shareholders in reporting taxable distributions made by the Portfolios during the fiscal year ended October 31, 1996. The federal tax status of ordinary income and capital gain dividends declared during the period are presented below.

                                                                      Ordinary      Short-term       Long-term
                                                                       Income      Capital Gain    Capital Gain
                                                                      Per Share     Per Share        Per Share
                                                                      ------------------------------------------
Cash Management Portfolio                                               $0.05              -             -
Intermediate Duration Portfolio                                          1.01         $ 0.55             -
Fixed-Income Portfolio                                                   0.77           0.66             -
Perpetual International Portfolio                                           -              -             -

Tax information regarding 1996 calendar year dividend distributions will be mailed to shareholders in January 1997.

MENTOR INSTITUTIONAL TRUST
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE TRUSTEES AND SHAREHOLDERS
MENTOR INSTITUTIONAL TRUST

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Cash Management Portfolio, Intermediate Duration Portfolio, Fixed-Income Portfolio, and Perpetual International Portfolio, portfolios of Mentor Institutional Trust as of October 31, 1996 and the related statements of operations, statements of changes in net assets and financial highlights for the year then ended for the Cash Management, Intermediate Duration and Fixed-Income Portfolios and for the period from May 29, 1996 (commencement of operations) to October 31, 1996 for the Perpetual International Portfolio, and the statements of changes in net assets and financial highlights for the period from December 5, 1994 (commencement of operations) to October 31, 1995 for the Cash Management Portfolio, for the period from December 19, 1994 (commencement of operations) to October 31, 1995 for the Intermediate Duration Portfolio and for the period from December 6, 1994 (commencement of operations) to October 31, 1995 for the Fixed-Income Portfolio. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Cash Management Portfolio, Intermediate Duration Portfolio, Fixed-Income Portfolio, and Perpetual International Portfolio, portfolios of Mentor Institutional Trust, as of October 31, 1996 and the results of their operations, the changes in their net assets and their financial highlights for the periods specified in the first paragraph above, in conformity with generally accepted accounting principles.

Boston, Massachusetts                       /s/ KPMG PEAT MARWICK LLP
December 13, 1996                               ---------------------
                                                KPMG PEAT MARWICK LLP
                                       39

      INVESTMENT MANAGER
         CORPORATE OFFICE

            Mentor Investment Advisors, LLC
            Riverfront Plaza, 901 East Byrd Street
            Richmond, Virginia 23219

      TRUSTEES

      Daniel J. Ludeman, TRUSTEE & CHAIRMAN
          Chairman and Chief Executive Officer
          Mentor Investment Group, LLC

      Arnold H. Dreyfuss, TRUSTEE
          Former Chairman and Chief Executive Officer
          Hamilton Beach/Proctor-Silex, Inc.

      Thomas F. Keller, TRUSTEE
          Former Dean, Fuqua School of Business
          Duke University

      Louis W. Moelchert, Jr., TRUSTEE
          Vice President for Business & Finance
          University of Richmond

      Stanley F. Pauley, Jr., TRUSTEE
          Chairman and Chief Executive Officer
          Carpenter Company

      Troy A. Peery, Jr., TRUSTEE
          President
          Heilig-Meyers Company

      Peter J. Quinn, Jr., TRUSTEE
          Managing Director
          Mentor Investment Group, LLC

      OFFICERS

      Paul F. Costello, PRESIDENT
          Managing Director
          Mentor Investment Group, LLC

      Terry L. Perkins, TREASURER
          Senior Vice President
          Mentor Investment Group, LLC

      John M. Ivan, SECRETARY
          Managing Director/Assistant General Counsel
          Wheat First Butcher Singer, Inc.

      Michael A. Wade, ASSISTANT TREASURER
          Vice President
          Mentor Investment Group, LLC

                              MENTOR INSTITUTIONAL TRUST

                           --------------------------------
                                    ANNUAL REPORT
                           --------------------------------

                                   OCTOBER 31, 1996


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